Statement of Additional Information Supplement	November 29, 2016

Putnam VT Growth and Income Fund
Statement of Additional Information dated April 30, 2016

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio manager is now Darren Jaroch and the fund’s assistant portfolio manager is Walter Scully. These sub-sections are also supplemented with regards solely to Mr. Jaroch and Mr. Scully as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio managers managed as of October 31, 2016. The other accounts may include accounts for which the individuals were not designated as portfolio managers. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Darren Jaroch	13*	$12,439,700,000	1	$29,800,000	5	$330,500,000

Walter Scully	9	$11,903,800,000	0	$0	5	$330,900,000

* 3 accounts, with total assets of $167,800,000, pay an advisory fee based on account performance.

Ownership of securities

As of October 31, 2016, neither of the portfolio managers nor their immediate family members beneficially owned equity securities in the fund. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

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